Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. §1350

In connection with this quarterly report on Form 10-Q for the quarter ended September 30, 2016 of Energy XXI Ltd (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John D. Schiller, Jr., Chief Executive Officer of the Company and Bruce W. Busmire, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016	/S/ JOHN D. SCHILLER, JR. John D. Schiller, Jr. Chief Executive Officer
Date: November 14, 2016	/S/ BRUCE W. BUSMIRE Bruce W. Busmire